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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 28, 2006

                   IndyMac INDX Mortgage Loan Trust 2006-R1
                   ----------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132042-24

                               IndyMac MBS, Inc.
                               -----------------
     (Exact name of the depositor as specified in its charter) Commission
                   File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

                 Delaware                                   95-4791925
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     (State or Other Jurisdiction                        (I.R.S. Employer
    of Incorporation of the depositor)                  Identification No.)

                   155 North Lake Avenue
                   Pasadena, California                        91101
              -----------------------------              ------------------
                  (Address of Principal                      (Zip Code)
                   Executive Offices)



The depositor's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR  240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

      Section 8.
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Item 8.01      Other Events.
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      On July 28, 2006, IndyMac MBS, Inc. (the "Company") entered into a Trust Agreement dated as of July 1, 2006 (the "Trust Agreement"), by and among the Company, as depositor, Credit Suisse Securities (USA) LLC as underlying certificate seller (the "Underlying Certificate Seller"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-R1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-R1 (the "Certificates"). The Trust Agreement is annexed hereto as Exhibit 99.1.


Section 9. Financial Statements and Exhibits.
           ---------------------------------
           Item 9.01.

           (a)     Financial statements of business acquired.

                   Not applicable

           (b)     Pro forma financial information.

                   Not applicable.

           (c)    Shell company transactions.

                   Not applicable.

           (d)     Exhibits:

           99.1. Trust Agreement, dated as of July 1, 2006, by and among the Company, the Underlying Certificate Seller and the Trustee.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INDYMAC MBS, INC.



                                             By:  /s/ Victor H. Woodworth
                                                  ------------------------
                                                    Victor H. Woodworth
                                                    Vice President



Dated: August 14, 2006

                                 Exhibit Index

Exhibit
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     99.1. Trust Agreement, dated as of July 1, 2006, by and among the Company, the Underlying Certificate Seller and the Trustee.